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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2002

Magellan Health Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6639 (Commission File Number)	58-1076937 (IRS Employer Identification No.)
6950 Columbia Gateway Drive Suite 400 Columbia, Maryland 21046 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 953-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        Magellan Health Services, Inc. ("the Company") named Steven J. Shulman its chief executive officer effective December 4, 2002.

        In connection with the retention of Mr. Shulman as chief executive officer, the Company entered into an engagement letter with Healthcare Partners, Inc. ("HPI"), Mr. Shulman and Dr. Rene Lerer which provides for Mr. Shulman, Dr. Lerer and two other persons to be engaged by the Company. Mr. Shulman and Dr. Lerer are the principals of HPI. In consideration of this engagement, the Company shall pay to HPI a fee of $250,000 per month and a performance-based success bonus which could be as much as $2,000,000 based on the consummation of a successful restructuring and the achievement of various financial and operational targets.

        Filed herewith as Exhibit No. 99 is a copy of the press release dated December 4, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)
Financial Statements of business acquired:        Not applicable.

(b)
Pro forma financial information:        Not applicable.

(c)
Exhibits:

Exhibit Number	Description
99	Registrant's press release dated December 4, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.
By:	/s/ MARK S. DEMILIO Mark S. Demilio Executive Vice President and Chief Financial Officer

Date: December 10, 2002

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES